SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                   FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Commission File No.: 0-50584



                        Date of Report: August 31, 2005





                             LEISURE DIRECT, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Nevada                                                98-0335555
  --------------------------------------------------------------------------
  (State of other jurisdiction of                  (IRS Employer
   incorporation or organization                    Identification No.)


   1070 Commerce Drive, Building II, Suite 303, Perrysburg, OH     43551
  --------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)


                               (419) 873-1111
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER

Effective on August 31, 2005, Michael Slates resigned from his position as Chief Financial Officer of Leisure Direct, Inc. and from his position as a member of the Board of Directors of Leisure Direct, Inc.

John Ayling has been appointed to serve as the Chief Financial Officer of the Company. Mr. Ayling has been the Chief Executive Officer of Leisure Direct, Inc. for the past two years.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LEISURE DIRECT, INC.


                                           By: /S/ John Ayling
                                           ------------------------
                                           JOHN AYLING
                                           Chief Executive Officer

Date: September 9, 2005